UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414
(Commission File Number)

Texas	72-1121985
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5718 Westheimer Road, Suite 700

Houston, Texas 77057

(Address of Principal Executive Offices)

(713) 626-8525

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 29, 2025, the Company issued a press release announcing the closing, on January 28, 2025, of its previously announced offering of $350 million in aggregate principal amount of 10.750% senior second lien notes due 2029 (the “Notes”) in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “Notes Closing Press Release”). On January 29, 2025, the Company issued a press release announcing the initial results of its previously announced tender offer and consent solicitation (the “Tender Offer Press Release” and, together with the Notes Closing Press Release, the “Press Releases”), relating to any and all of its outstanding 11.750% senior second lien notes due 2026 (the “Existing Notes”). Copies of the Notes Closing Press Release and Tender Offer Press Release are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this report and are incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

Neither of the Press Releases shall constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The Notes have not been registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws.

Neither of the Press Releases shall constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The tender offer is being made solely pursuant to the Offer to Purchase and Consent Solicitation Statement and related documents made available to holders of the Existing Notes.

The information in this Item 7.01 of this report is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated January 29, 2025.
99.2	Press release dated January 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2025	W&T OFFSHORE, INC.
(Registrant)

	By:	/s/ George Hittner
	Name:	George Hittner
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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